Exhibit 10.1.6

CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL
PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE
BEEN SEPARATELY FILED WITH THE COMMISSION

CONSENT AND FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

     THIS CONSENT AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Fifth Amendment”) dated as of January 19, 2010 is by and among EXAMWORKS, INC., a Delaware corporation (“Parent”), SOUTHWEST MEDICAL EXAMINATION SERVICES, INC., a Texas corporation, THE RICWEL CORPORATION, an Ohio corporation, CFO MEDICAL SERVICES, LLC, a New Jersey limited liability company, DIAGNOSTIC IMAGING INSTITUTE, INC., a Texas corporation, RICWEL OF WEST VIRGINIA, LLC, a West Virginia limited liability company, PACIFIC BILLING SERVICES, INC., a Texas corporation, SET-ASIDE SOLUTIONS, LLC, a Delaware limited liability company, MARQUIS MEDICAL ADMINISTRATORS, INC., a New York corporation, IME SOFTWARE SOLUTIONS, LLC, a Michigan limited liability company, FLORIDA MEDICAL SPECIALISTS, INC., a New Jersey corporation, EXAMWORKS EVALUATIONS OF NEW YORK, LLC, a New York limited liability company, and the subsidiaries of Parent that may from time to time hereafter become parties hereto and the Loan Agreement (the foregoing, together with Parent, individually, “Borrower” and collectively, “Borrowers”), FIFTH THIRD BANK, an Ohio banking corporation in its capacity as administrative agent for Lenders identified below (together with its successors and assigns, “Administrative Agent”), and FIFTH THIRD BANK, in its individual capacity, and BANK OF AMERICA, N.A. (collectively, “Lenders”).

RECITALS:

     WHEREAS, Borrowers, Administrative Agent and Lenders are parties to that certain Loan and Security Agreement dated as of December 18, 2009, as amended pursuant to certain consents and amendments among the parties hereto (as the same may be further amended, supplemented or modified from time to time, collectively with all such consents and amendments, the “Loan Agreement”); all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement; and

     WHEREAS, Borrower requests Administrative Agent to consent to certain matters as provided herein, and Borrower, Administrative Agent and Lenders desire to amend certain provisions of the Loan Agreement, in each case in accordance with, and subject to, the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

     1. Consent; Joinder. (a) Subject to the terms and conditions set forth in this Fifth Amendment, and notwithstanding anything in the Financing Agreements to the contrary, from and after the Fifth Amendment Effective Date, Administrative Agent and Lenders consent to the formation by Parent of a newly organized, wholly-owned subsidiary named ExamWorks Evaluations of New York, LLC, a New York limited liability company (“ExamWorks Evaluations”).

CONFIDENTIAL

     (b) ExamWorks Evaluations hereby absolutely and unconditionally (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of Borrower under the Loan Agreement and all other Financing Agreements (including, without limitation, the Liabilities), (iii) covenants and agrees to be bound by and adhere to all of the terms, representations, warranties, covenants, waivers, releases, agreements and conditions of or respecting Borrower with respect to the Loan Agreement and the other Financing Agreements, and (iv) collaterally assigns and transfers to Administrative Agent (for the ratable benefit of the Lenders and the Administrative Agent), and hereby grants to Administrative Agent (for the ratable benefit of the Lenders), a continuing security interest in all of ExamWorks Evaluations’ now owned and hereafter acquired or arising assets and other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Liabilities. Any reference to the term “Borrower” or “Borrowers” in the Loan Agreement shall mean and include ExamWorks Evaluations and all other parties identified as a Borrower in the Preamble to this Fifth Amendment.

    2. Amendments to Loan Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Loan Agreement as follows:

          a. The definition of “Borrower” as set forth in the Preamble to the Loan Agreement is hereby amended by deleting the reference to “Crossland Medical Review Services, Inc., a New York corporation (“Crossland”)” therein and adding a reference to “ExamWorks Evaluations of New York, LLC, a New York limited liability company” therein.

          b. Section 1.1 of the Loan Agreement is hereby amended as follows:

     i. the definition of “Parent Pledge Agreement” therein shall include any amendment or modification thereof dated as of the Fifth Amendment Effective Date made in connection with this Fifth Amendment.

     ii. the definition of “Intellectual Property Security Agreement” therein shall include any amendment or modification thereof dated as of the Fifth Amendment Effective Date made in connection with this Fifth Amendment.

          c. Section 1.1 of the Loan Agreement is hereby further amended by adding the following new defined term in alphabetical order:

 “Fifth Amendment Effective Date” means January 19, 2010.

          d. The definition of “Revolving Credit Notes” in Section 2.1(d) of the Loan Agreement is hereby amended to include any amendment or modification thereof dated as of the Fifth Amendment Effective Date made in connection with this Fifth Amendment.

CONFIDENTIAL

          e. The definition of “Term Loan Notes” in Section 2.3(c) of the Loan Agreement is hereby amended to include any amendment or modification thereof dated as of the Fifth Amendment Effective Date made in connection with this Fifth Amendment.

          f. Schedule 4.7 (Borrower Locations) of the Loan Agreement is hereby amended and restated with Schedule 4.7 attached hereto.

          g. Schedule 7.5 (Organizational Numbers) of the Loan Agreement is hereby amended and restated with Schedule 7.5 attached hereto.

          h. Schedule 7.8 (Other Names) of the Loan Agreement is hereby amended and restated with Schedule 7.8 attached hereto.

          i. Schedule 7.16 (Intellectual Property) of the Loan Agreement is hereby amended and restated with Schedule 7.16 attached hereto.

          j. Schedule 9.2 (Certain Unsecured Indebtedness) of the Loan Agreement is hereby amended and restated with Schedule 9.2 attached hereto.

          k. Section 7.1 of the Loan Agreement shall hereafter also reflect that ExamWorks Evaluations is a limited liability company validly existing and in good standing under the laws of the State of New York.

          l. Section 7.7 of the Loan Agreement shall hereafter also reflect that ExamWorks Evaluations’ principal place of business and chief executive office is located at 3280 Peachtree Road, Suite 2625, Atlanta, Georgia 30305, and its State of organization is New York.

          m. Section 7.8 of the Loan Agreement shall hereafter also reflect that Borrower has used the following name: “ExamWorks Evaluations of New York, LLC”.

          n. Section 7.12 of the Loan Agreement shall hereafter also reflect that ExamWorks Evaluations is a wholly-owned subsidiary of Parent and that Crossland is no longer a subsidiary of Parent.

          o. References in Section 8.5 and Section 9.16 of the Loan Agreement to the State of organization of Borrower shall also contain a reference to the State of New York with respect to ExamWorks Evaluations.

     3. No Other Consents or Amendments. Notwithstanding the consent and amendments set forth in Sections 1 and 2 hereof, Ultimate Parent and Borrowers acknowledge and expressly agree that this Fifth Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or further amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Fifth Amendment).

CONFIDENTIAL

     4. Representations and Warranties. Ultimate Parent and each of Borrowers hereby represent and warrant to and in favor of the Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, as follows:

          a. Each representation and warranty set forth in Section 7 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby;

          b. Ultimate Parent and each of Borrowers has the company power and authority (i) to enter into this Fifth Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          c. This Fifth Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Ultimate Parent and each of Borrowers, and each of this Fifth Amendment and the Loan Agreement constitutes the legal, valid and binding obligations of Borrowers (and each of this Fifth Amendment and the Financing Agreements to which Ultimate Parent is a party constitutes the legal, valid and binding obligations of Ultimate Parent), enforceable against Borrowers and Ultimate Parent, respectively, in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of Ultimate Parent or such Borrower);

          d. The execution and delivery of this Fifth Amendment and performance by the Ultimate Parent and each of Borrowers under this Fifth Amendment, the Loan Agreement and each of the other Financing Agreements to which each is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Ultimate Parent or any Borrower which has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Ultimate Parent and each of Borrowers, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Ultimate Parent or any Borrower is party or by which Ultimate Parent’s or any Borrower’s assets or properties are bound;

          e. No Default or Event of Default exists both before and after giving effect to this Fifth Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect; and

          f. The legal name of ExamWorks Evaluations is “Exam Works Evaluations of New York, LLC.” ExamWorks Evaluations is a New York limited liability company, and the Secretary of State of the State of New York does not assign organizational number to limited liability companies.

CONFIDENTIAL

     5. Conditions Precedent to Effectiveness of this Fifth Amendment. The consent contained in Section 1(a) of this Fifth Amendment shall become effective on the date hereof subject to:

          a. all of the representations and warranties of the Ultimate Parent and Borrowers under Section 4 hereof, which are made as of the date hereof, being true and correct in all material respects;

          b. receipt by Administrative Agent of duly executed signature pages to this Fifth Amendment from the Ultimate Parent, each of Borrowers and Lenders;

          c. receipt by Administrative Agent of such duly executed and delivered resolutions (including with respect to the underlying Loan Agreement as amended with respect to ExamWorks Evaluations), certified Organization Documents, good standing certificates, secretary’s certificate, Landlord Waivers (if applicable), and such other related certificates and documents (if any), reasonably required by Administrative Agent in connection with this Fifth Amendment;

          d. receipt by Administrative Agent of true, correct and complete duly executed copies of (i) a Reaffirmation and Amendment of Pledge Agreement by Parent, (ii) a First Modification to Revolving Credit Note by Borrowers with respect to the Revolving Credit Note of each Lender, respectively, and (iii) a First Modification to Term Loan Note by Borrowers with respect to the Term Loan Note of each Lender, respectively;

          e. Certificates of Insurance in form and substance satisfactory to Administrative Agent, from Borrower’s insurance carriers reflecting the certificates to be issued and delivered to Lender pursuant to Section 5.2(b)(i) of the Loan Agreement reflecting the addition of ExamWorks Evaluations as a co-borrower (together with a Loss Payable Endorsement signed by the applicable insurance agent);

          f. UCC Financing Statement, as requested by Administrative Agent, naming ExamWorks Evaluations as debtor and Administrative Agent as secured party with respect to ExamWorks Evaluations’ Collateral, shall have been filed with the Delaware Secretary of State;

          g. UCC Financing Statement (or amendment thereto), as requested by Administrative Agent, naming Parent as debtor and Administrative Agent as secured party with respect to the equity of ExamWorks Evaluations owned by Parent, shall have been filed with the Delaware Secretary of State;

          h. receipt by Administrative Agent of the amount of the reasonable fees and out-of-pocket costs and expenses of counsel to Administrative Agent in connection with this Fifth Amendment pursuant to Section 9 hereof and otherwise due and owing pursuant to the Loan Agreement; and

CONFIDENTIAL

          i. receipt by Administrative Agent of such other assurances, certificates, schedules, exhibits, documents, consents or opinions as Administrative Agent or the Required Lenders reasonably may require.

     6. [Intentionally Omitted].

     7. Reaffirmation; References to Loan Agreement.

          a. Each Borrower and Ultimate Parent acknowledges and agrees that all of their respective obligations and Liabilities under the Loan Agreement, as amended hereby, shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment.

          b. Upon the effectiveness of this Fifth Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Fifth Amendment.

          c. The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Fifth Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Fifth Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent (and, if applicable, Required Lenders), suspend, waive or affect any other breach of this Fifth Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Fifth Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent and (ii) delivered to Parent. In no event shall Administrative Agent's execution and delivery of this Fifth Amendment establish a course of dealing among Administrative Agent, Ultimate Parent, Parent or any other Borrower or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or, if at any time applicable, waivers with respect to the Loan Agreement. The terms and provisions of this Fifth Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein); or (y) to prejudice any right or remedy which Administrative Agent may now have under or in connection with the Loan Agreement or any of the Financing Agreements.

CONFIDENTIAL

          d. Except as expressly provided herein, the Loan Agreement and all Financing Agreements shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects.

     8. Release.

          a. In consideration of, among other things, the consents and amendments provided for herein, and for other good and valuable consideration, as of the date hereof, the Ultimate Parent, Parent and each other Borrower (on behalf of themselves and their respective Subsidiaries and Affiliates), their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under the above, for their past, present and future employees, members, managers, partners, agents, representatives, officers, directors, shareholders and trustees (all collectively, with Ultimate Parent, Parent and each other Borrower, the “Releasing Parties”), do hereby unconditionally and forever remise, satisfy, acquit, release and discharge the Administrative Agent and Lenders and any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the Administrative Agent and Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, liabilities, damages, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Fifth Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Borrower, Parent and Ultimate Parent acknowledges that Administrative Agent is specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent in entering into this Fifth Amendment.

CONFIDENTIAL

          b. Each of the Ultimate Parent, Parent and each other Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have as against the Lender Parties under any law, rule or regulation of any jurisdiction that would have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Each of the Ultimate Parent, Parent and each other Borrower hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Fifth Amendment (and without which the consent in Section 1(a) hereof would not have been given by Administrative Agent and Lenders).

     9. Costs, Expenses and Taxes. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, as amended by this Fifth Amendment, Borrower agrees to pay on demand all costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Fifth Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys' fees and out-of-pocket expenses.

     10. Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     11. Governing Law. This Fifth Amendment shall be deemed to be made pursuant to the laws of the State of Illinois and shall be construed, interpreted, governed performed and enforced in accordance therewith, without regard to conflict of law principles.

     12. Financing Agreement. This Fifth Amendment shall constitute a Financing Agreement.

     13. Severability; Faxes. Any provision of this Fifth Amendment which is prohibited or unenforceable for any reason shall be ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.

     14. Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither Ultimate Parent, Parent nor any Borrower may assign any of its respective rights or obligations under this Fifth Amendment without the prior written consent of Administrative Agent.

[Remainder of page intentionally blank; signature pages follow]

CONFIDENTIAL

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Loan and Security Agreement as of the day and year first above written.

EXAMWORKS, INC.

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

SOUTHWEST MEDICAL EXAMINATION
SERVICES, INC.
THE RICWEL CORPORATION
DIAGNOSTIC IMAGING INSTITUTE, INC.
PACIFIC BILLING SERVICES, INC.
MARQUIS MEDICAL ADMINISTRATORS, INC.
FLORIDA MEDICAL SPECIALISTS, INC.

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

CFO MEDICAL SERVICES, LLC
RICWEL OF WEST VIRGINIA, LLC

By: ExamWorks, Inc., its sole member and manager

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

SET-ASIDE SOLUTIONS, LLC
IME SOFTWARE SOLUTIONS, LLC
EXAMWORKS EVALUATIONS OF NEW YORK, LLC

By: ExamWorks, Inc., its sole member

By:	/s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Its: Senior Vice President and Chief Financial
Officer

EXAMWORKS, INC.
CONSENT AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

CONFIDENTIAL

Acknowledged and Agreed:

EXAMWORKS HOLDINGS, LLLP
By: Compass Partners, L.L.C., its General Partner

By:	/s/ Richard E. Perlman
Name: Richard E. Perlman
Its: President

EXAMWORKS, INC.
CONSENT AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

CONFIDENTIAL

FIFTH THIRD BANK,
as Administrative Agent and a Lender

By:	/s/ Philip Renwick
Philip Renwick
Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Shawn Janko
Shawn Janko
Senior Vice President

EXAMWORKS, INC.
CONSENT AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

CONFIDENTIAL

Schedule 4.7

Borrower Locations

Company Name	Address
ExamWorks Holdings, LLLP	3280 Peachtree Road Suite 2625 Atlanta, GA 30305
ExamWorks, Inc.	3280 Peachtree Road Suite 2625 Atlanta, GA 30305
ExamWorks Evaluations of New York, LLC	3280 Peachtree Road Suite 2625 Atlanta, GA 30305
CFO Medical Services, LLC	4 Becker Farm Road 1st Floor Roseland, NJ 07068
Pacific Billing Services, Inc.	12001 N. Central Expressway Dallas, TX 75243
IME Software Solutions, LLC	3280 Peachtree Road Suite 2625 Atlanta, GA 30305
Southwest Medical Examination Services, Inc.	12001 North Central Expressway Suite 800 Dallas, Texas 75243
Diagnostic Imaging Institute, Inc.	4141 SW Freeway Suite 500 Houston, TX 77027
Set-Aside Solutions, LLC	3280 Peachtree Road Suite 2625 Atlanta, GA 30305
The Ricwel Corporation	525 Metro Place North Suite 450 Dublin, OH 43017
Ricwel of West Virginia, LLC	803 Quarrier Street Suite 220 Charleston, WV 25301
Marquis Medical Administrators, Inc.	4 Becker Farm Road 1st Floor Roseland, NJ 07068

CONFIDENTIAL

Florida Medical Specialists, Inc.	200 E. Las Olas Blvd Suite 1660 Fort Lauderdale, FL 33301
Benchmark Medical Consultants (a division of ExamWorks, Inc.)	10423 Old Placeville Road Suite 100 Sacramento, CA 95827
The Evaluation Group (a division of ExamWorks, Inc.)	20300 West 12 Mile Road Suite 103 Southfield, MI 48076

Abeton/MAS

Company Name	Address
Arizona
Exam Works, Inc.	2400 West Dunlap Avenue Phoenix, AZ 85021
Oregon
Exam Works, Inc.	2501 SW First Avenue Suite 400 Portland, OR 97201
Exam Works, Inc.	1395 Liberty Street SE Salem, OR 97302
Exam Works, Inc.	975 Colorado Avenue Suite 110 Bend, OR 97702
Exam Works, Inc.	2350 Oakmont Way Suite 103 Eugene, OR 97401
Exam Works, Inc.	255 Stewart Avenue Medford, OR 97501
Exam Works, Inc.	1100 Southgate Suite 10 Pendleton, OR 97801
Utah
Exam Works, Inc.	South Temple Medical Plaza 508 E South Temple, Suite 102 Salt Lake City, UT 84012

CONFIDENTIAL

Washington
Exam Works, Inc.	909 SE Everett Mall Way Everett, WA 98208
Exam Works, Inc.	200 North Mullan Road Suite 203 Spokane Valley, WA 99206
Exam Works, Inc.	2420 South Union Suite 240 Tacoma, WA 98405

QualMed

Company Name	Address
Exam Works, Inc.	Gateway Park, LLC 523 Fellowship Road Suite 275 Mount Laurel, NJ 08054

MedNet

Company Name	Address
Exam Works, Inc.	11465 Johns Creek Parkway Suite 140 Duluth, GA 30097

Chalal/Zeide

Company Name	Address
Exam Works, Inc.	7593 Boynton Beach Boulevard Boynton Beach, FL 33437

CONFIDENTIAL

Schedule 7.5

Organizational Numbers

Company Name	Company Number
ExamWorks Holdings, LLLP	07036066
ExamWorks, Inc.	4342019
ExamWorks Evaluations of New York, LLC	N/A
CFO Medical Services, LLC	0600315820
Pacific Billing Services, Inc.	800747365
IME Software Solutions, LLC	B7966D
Southwest Medical Examination Services, Inc.	123769800
Diagnostic Imaging Institute, Inc.	126513100
Set-Aside Solutions, LLC	4713975
The Ricwel Corporation	697241
Ricwel of West Virginia, LLC	76308
Marquis Medical Administrators, Inc.	N/A
Florida Medical Specialists, Inc.	0100430388

CONFIDENTIAL

Schedule 7.8

Other Names

  CMRS
  CFO
  TEG
  DII
  SWME
  IME Centric
  FMS
  Ricwel of OH
  Ricwel of WV
  PBS

Abeton/MAS

  MAG
  Medical Assurance Group

QualMed

  QualMed

MedNet

  MedNet

Chalal/Zeide

None.

CONFIDENTIAL

Schedule 7.16

Intellectual Property

CFO Medical Services, LLC

Registered mark no. 2,770,800 for CFO Medical Services

ExamWorks, Inc.

Registered mark no. 2,917,614 for Benchmark Medical Consultants (words only)

Registered service mark no. S19097 for Crossland Medical Review Services: Our Service Is Your Solution!

IME Software Solutions, LLC

Registered copyright no. TXu001043714 for IME*Centric

The Ricwel Corporation

Registered mark no. 2,545,331 for EFILE

Registered mark no. 2,316,927 for Vidmed Resolutions

Southwest Medical Examination Services, Inc.

Registered service mark no. 3,041,490 for Southwest Medical Examination Services

Abeton/MAS

Abeton, Inc.

Registered service mark no. 3,509,987 for Abeton

QualMed

Registered mark no. 3577691 for QualMed Evaluations

MedNet

None.

Chalal/Zeide

None.

CONFIDENTIAL

Schedule 9.2

Certain Unsecured Indebtedness

1. [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]